Exhibit 99.1

0 www.murphyoilcorp.com N Y SE : M U R 0 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER INVESTOR UPDATE JUNE 2020

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to U . S . Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward looking non - GAAP measures such as future “Free Cash Flow” . Definitions of these measures are included in the appendix . Cautionary Statement & Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Bryan Arciero Sr. Investor Relations Advisor 281 - 675 - 9339 br y an_arciero@murphyoilcorp.com Megan Larson Sr. Investor Relations Analyst 281 - 675 - 9470 megan_larson @ murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 2 4 6 1 Company Overview Current Environment and Financial Update 3 Onshore Portfolio Update Offshore Portfolio Update 5 Exploration Update Looking Ahead

3 www.murphyoilcorp.com NYSE: MUR 3 • Long corporate history, IPO 1956 • Global offshore and North American onshore portfolio • Oil - weighted assets drive high margins • Exploration renaissance in focus areas • Appropriate liquidity management and strong balance sheet • Deliver energy in a safe and efficient manner Murphy Overview

4 www.murphyoilcorp.com NYSE: MUR 4 59% 7% 34% 23% 28% 49% Eagle Ford Shale Canada Onshore NA Offshore Crude oil NGL Natural gas 50% 7% 43% 36% 38% 26% Eagle Ford Shale Canada Onshore NA Offshore Crude oil NGL Natural gas Murphy at a Glance 800 MM BO E 57% Liquids - W e i g h t ed 66% Liquids - W e i g h t ed 186 M B OEPD Exploration Off i c e Production Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated Reserves are based on SEC year - end 2019 third - party audited proved reserves Natural Gas US Onshore Canada Onshore Crude Oil NGL Natural Gas US Onshore Canada Onshore NA Offshore By Area 2019 Proved Reserves By Product Mix By Area NA Offshore Crude Oil NGL 1Q 2020 Production By Product Mix Calgary and El Dorado offices to close in July 2020

5 www.murphyoilcorp.com N Y SE : M U R 5 Current Environment and Financial Update

6 www.murphyoilcorp.com NYSE: MUR 6 Adapting to a New Energy Landscape Portfolio streamlined through accretive, oil - weighted transactions since 2014 without issuing equity Current budget supports long - term projects with low break - evens Cost structure reductions through significant operational and G&A cost savings, including reorganization Strong liquidity maintained through commodity price cycles Maintained total liquidity of $1.8 BN, including $407 MM of cash and cash equivalents No debt maturities until mid - 2022 Continuing to advance transformational exploration plans ahead of oil price improvement Portfolio diversification provides flexibility with exploration upside Adjusted dividend for lower commodity prices Solidifying Structure to Remain Competitive Ensuring Long - Term Resilience

7 www.murphyoilcorp.com NYSE: MUR 7 Navigating Our Business Through Low Commodity Price Cycle Production Update, Capital and Cost Reductions • Shut - ins of 7 MBOEPD for April and 40 MBOEPD for May • All volumes back online in June • ~180 MBOEPD current production Adjusting CAPEX by ~$750 MM to $700 MM at Midpoint • Further reduced by $40 MM following 1Q 2020 earnings • Represents >50% CAPEX reduction from original 2020 guidance • Cash flow covers CAPEX and dividend at June strip prices • No onshore wells online 2H 2020 • Delayed timing of offshore projects Forecasting FY 2020 G&A of $130 MM – $140 MM*, >40% reduction YoY • Lowered staff and board compensation • Announced closure of offices in El Dorado and Calgary • Reduced staff by 30% and restructured organization to achieve flatter, more efficient company 28% 45% 16% 9% 2% US Onshore Offshore Canada Onshore Exploration Other Production Resumes 2020 Total CAPEX $700 MM Lowering Operating Costs by >$30 MM • Renegotiating contracts across supply chain • Optimizing operations and projects to maximize efficiencies * Excluding restructuring costs - 1 0 0 2 0 0 3 0 0 4 0 0 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20E Annual SG&A $MM, includes non - cash compensation

8 www.murphyoilcorp.com NYSE: MUR 8 Balance Sheet Resilience Strong Foundation for Commodity Price Cycles • Low - levered, high yield E&P at YE 2019 • $1.6 BN senior unsecured credit facility available through Nov 2023 • All debt is unsecured • Senior credit facility not subject to semi - annual borrowing base redeterminations • Long - term goal of de - levering with excess cash flow • No near - term maturities, next due mid - 2022 • 7.5 years weighted average for all senior notes • 5.8% weighted average coupon 0 5 0 0 1 , 000 1 , 500 N o tes Drawn RCF Undrawn RCF Note Maturity Profile $MM 2,000 10 Year 20 Year 30 Year Rating Agency Credit Rating Moody’s Ba3 S&P BB Fitch BB+

9 www.murphyoilcorp.com N Y SE : M U R 9 Onshore Portfolio Update

1 0 www.murphyoilcorp.com NYSE: MUR 10 Concentrated Onshore Assets with Multi - Year Inventories Tupper Montney Kaybob Duvernay Eagle Ford Shale ABILITY TO Flex Capital THROUGHOUT PRICE CYCLES PRICE - ADVANTAGED Oil - W eighted EAGLE FORD SHALE WELL POSITIONED FOR Natural Gas IN TUPPER MONTNEY Nearly 1,400 PRODUCING LOCATIONS

1 1 www.murphyoilcorp.com NYSE: MUR 11 Area Net Acres R eser v o ir Inter - Well Spacing (ft) Gross Remaining Wells* Lower EFS 300 99 Karnes 10,918 Upper EFS 700 155 Austin Chalk 700 102 Lower EFS 500 354 Tilden 64,737 Upper EFS 500 140 Austin Chalk 600 100 Lower EFS 450 272 Catarina 47,653 Upper EFS 600 349 Austin Chalk 800 149 Total 123,308 1,720 Significant Running Room in the Eagle Ford Shale Substantial Development Across ~125,000 Net Acres • >500 MMBOE total resource potential • Conservative inter - well spacing, type curves account for parent / child relationship • Completion designs optimized by pad and well • Long - life asset at low end of cost curve • High operating margins minimize shut - ins CATARINA Ne w m TI L a D E p N K A RNES D i m m i t At a sc o sa K arne s La Salle Eagle Ford Shale Acreage 429 499 528 2 5 0 5 0 0 2 0 16 2 0 19 McMullen Murphy Acreage EUR per Well MBOE by Year 750 584 2017 Interquartile Range 2018 Median Note: Interquartile range shows difference between 75 th and 25 th percentile of well EURs *As of December 31, 2019

1 2 www.murphyoilcorp.com NYSE: MUR 12 2020 Revised Budget $200 MM • 25 operated wells online • 5 non - operated wells online • No wells online 2H 2020 1Q 2020 42 MBOEPD, 74% Oil, 87% Liquids • 14 wells online, 95% liquids • 10 Catarina – 8 Lower EFS, 2 Upper EFS • 4 Karnes – 2 Lower EFS, 2 Upper EFS 2Q 2020 • 11 Karnes operated wells online • 5 Lower EFS, 2 Upper EFS, 2 AC, 2 refracs • 5 Karnes non - operated wells online Continuing to Lower D&C Costs • <$4.9 MM average per well in 1Q 2020 Eagle Ford Shale 2020 Well Delivery and Capital Plan Update Note: EFS = Eagle Ford Shale Note: Non - op well cadence subject to change per operator plans Average 7% WI for Eagle Ford Shale non - operated wells 2020 CATARINA Operated Non - Op TILDEN Operated Non - Op KARNES Operated Non - Op TOTAL 1Q 10 4 14 2Q 11 5 16 3Q 0 4Q 0 10 15 5 30 Eagle Ford Shale Acreage Murphy Acreage TILDEN Z ava la At a sc o sa K arne s McMullen F r io CATARINA D i m m i t La Salle Live Oak B e e W il so n K A RNES Eagle Ford Shale Wells Online

Canada Onshore

Scalable Assets for Future Growth

Kaybob Duvernay

- >170,000 net acres with >700 remaining locations*
- Completed retention drilling program
- Capital carry obligation with partner fulfilled
- Optimizing development plan and lateral lengths
- Continuing outperformance with high-rate wells
- Achieving as low as <$6 MM per well drilling and completions costs in 1Q 2020
  - 10% improvement in drilling pace in 2019

Tupper Montney

- ~100,000 net acres with >1,400 remaining locations*
- 14 TCF net resource
- Leading low-cost operator
- Increased drilling rates >25% in 2019 with 9% increase in lateral length and lower costs

Kaybob Duvernay Acreage


Kaybob North
Kaybob East
Simonette
Kaybob West
Two Creeks
Saxon

Tupper Montney Acreage


Tupper West
Tupper Main

Murphy Acreage

*As of December 31, 2019

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
13

1 4 www.murphyoilcorp.com NYSE: MUR 14 Kaybob Duvernay Scalable Asset for Future Growth Oil - Weighted Production from Low Cost Assets • Completed retention drilling program • Optimizing development plan and lateral lengths • Continuing outperformance with high - rate wells • Achieving as low as <$6 MM per well drilling and completions costs in 1Q 2020 • 10% improvement in drilling pace in 2019 Area Net Acres Inter - Well Spacing (ft) Re m a i n i n g Wells* Two Creeks 34,336 984 137 Kaybob East 36,400 984 158 Kaybob West 25,760 984 106 Kaybob North 31,360 984 135 Simonette 29,715 984 115 Saxon 12,746 984 55 Total 170 , 317 706 2019 Kaybob New Well Performance vs Eagle Ford Shale – Tilden Lower EFS Cum MBOE 1 6 0 1 2 0 80 40 0 0 3 0 6 0 9 0 1 5 0 1 8 0 2 1 0 2 4 0 2 7 0 120 Days Online 2019 Kaybob Wells Average Tyler Ranch LEFS Average Type Curve Kaybob Duvernay Acreage Kaybob North Kaybob East Simonette Kaybob West Two Creeks Saxon 0 M iles 10 Murphy Acreage Battery Facility Pipeline *As of December 31, 2019

1 5 15 Kaybob Duvernay 2020 Well Delivery and Capital Plan Update Kaybob East 1Q 2020 New Well Performance Cum MBOE 0 50 1 0 0 0 20 40 60 80 100 www.murphyoilcorp.com NYSE: MUR 1 2 0 0 50 1 0 0 0 20 40 60 80 1 0 0 1 2 0 Kaybob North 1Q 2020 New Well Performance Cum MBOE 2020 Revised Budget $100 MM • 16 operated wells online, 10 non - operated wells online at Placid Montney • No wells online 2H 2020 1Q 2020 9.8 MBOEPD, 61% Oil, 74% Liquids • 11 operated wells online, 4 non - operated wells online at Placid Montney • Achieved lowest drilling and completions cost to - date <$6 MM 2Q 2020 • 5 operated wells online, 6 non - operated wells online at Placid Montney Kaybob Duvernay Acreage Kaybob North Kaybob East Simonette Kaybob West Two Creeks Saxon 0 M iles 10 Murphy Acreage Battery Facility Pipeline New 1Q Wells

1 6 www.murphyoilcorp.com NYSE: MUR 16 Tupper Montney 2020 Well Delivery and Capital Plan Update 2020 Revised Budget $15 MM • 4 wells drilled, to be completed in 2021 1Q 2020 246 MMCFD, 100% Natural Gas • Increased drilling rates >25% YoY with 9% increase in lateral length and lower costs • No further work planned for 2020 * C$0.29 transportation cost to AECO not subtracted Mitigating AECO Exposure 1Q 2020 Tupper Montney Natural Gas Sales Malin Price Exposure AECO Price Exposure Chicago Price Exposure Hed g ed Dawn Price Exposure 39% 34% 15% 8% 4% - 2 5 0 5 0 0 7 5 0 1 ,000 1 ,250 1 ,500 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 Drilling Rate ft/day Successful AECO Price Risk Mitigation • Projected FY20 C$2.18/MCF* vs AECO realized average of C$2.14/MCF • Sold 25 MMCFD at C$2.62/MCF for FY 2021

1 7 www.murphyoilcorp.com N Y SE : M U R 1 7 Offshore Portfolio Update

Gulf of Mexico

Free Cash Flow Generating Assets

Revitalized
PORTFOLIO

TOP 5 Operator
BY PRODUCTION

High Margin
EBITDA/BOE

Long Runway
FOR FURTHER DEVELOPMENT

Gulf of Mexico Assets



Neidermeyer
Dalmatian
Marmalard
Delta House
Son of Bluto II
Calliope
Powerball
Medusa
Kodiak
Nearly Headless Nick
Ourse
Habanero
Front Runner
Samurai
Khaleesi/Mormont
Cascade/Chinook
Cascade
Chinook
Lucius
St. Malo
0
Miles
50

Murphy Assets | Offshore Platform | FPSO

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
18

1 9 www.murphyoilcorp.com NYSE: MUR 19 Gulf of Mexico Multi - Year Project Execution Update Tieback and Workover Projects Project Drilling & Completions Subsea Tie - In First Oil Front Runner Rig Program 2 - 3 Wells 1Q – 3Q 2020 n/a 2Q – 4Q 2020 Dalmatian 134 #2 workover 2Q 2020 1 n/a 2Q 2020 Calliope 3Q 2020 4Q 2020 Ourse Deferred Deferred Deferred Son of Bluto II Deferred Deferred Deferred 1 Well workover. No drilling/completions activities. 2020 Revised Budget $285 MM Tieback and Workover Projects • Deferred certain projects with minimal production impact in 2020 • 2Q workover expense ~$30 MM Khaleesi / Mormont / Samurai • Progressing projects, critical to King’s Quay floating production system (FPS) • Project breakeven <$30/BBL • On track for first oil in 1H 2022 King’s Quay FPS • Fabrication on schedule • Negotiations progressing in sell - down of Murphy’s 50% interest 0 10 20 30 Major Projects Net Production MBOEPD 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 Major projects include Khaleesi, Mormont, Samurai and St. Malo waterflood

2 0 www.murphyoilcorp.com N Y SE : M U R 2 0 Exploration Update

2 1 www.murphyoilcorp.com NYSE: MUR 21 Exploration Strategy Overview Focused and Meaningful • Four primary exploration areas • Target up to 5 total exploration wells per year • Flexible capital spending to preserve large resources • Portfolio upside maintains long - term resilience Reduced Risk • Proven oil provinces • Targeting appropriate working interest • Leveraging strategic partnerships Strategic Themes • Consistent US Gulf of Mexico program • Field extension and exploration in Vietnam • Company - making potential from Brazil and Mexico • Targeting <$12/BBL full - cycle finding and development cost GULF OF MEXICO BRAZIL VIETNAM AUSTRALIA Exploration Core Focus Areas

2 2 www.murphyoilcorp.com NYSE: MUR 22 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section Cholula - 2DEL Appraisal • De - risking 2019 Cholula - 1EXP discovery • Targeting 2021 spud Batopilas Prospect • Testing new sub - salt Miocene play • Targeting 2021 spud Exploration Update Salina Basin, Mexico Salina Basin 0 6 0 K ilom eter s S aasken 200 300 MMBOIP Za m a 670 MMBOE recoverable P o l o k 650’ net pay Ch in wo l 500’ net pay Murphy WI Block Other Block Planned Wells D i sco v e ri es 0 60 Kil eters C ho lul a Saasken 200 – 300 MMBOIP P ol ok 650’ et pay 500’ net p y 0 3 0 Kilometers Cholula 5 p ila Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama Zama 670 M 6 M 70 BO M E BO re E c r o ec ve v r e a ra b b l l e e Polok 650’ net pay Chinwol 500’ net pay MEXICO

2 3 www.murphyoilcorp.com NYSE: MUR 23 Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy blocks Continuing to Evaluate Data • Well planning ongoing in 2020 • Drilling expected in mid - 2021 Exploration Update Sergipe - Alagoas Basin, Brazil 0 5 0 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Sergipe - Alagoas Basin All blocks begin with SEAL - M

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Wintershall Dea 70% (Op), Murphy 30%
- Hold WI in 3 blocks, spanning ~774 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras/BP/ GALP/IBV
Petrobras/BP/ GALP
Petrobras/BP/ GALP/IBV
Petrobras
Petrobras/BP/ GALP
Petrobras/ BP/GALP
Petrobras/ BP/GALP
Pitu
POT-W-857
Petrobras/ Shell
Shell
POT-W-863
POT-W-865
Petrobras/ Shell
BRAZIL

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
24

2 5 www.murphyoilcorp.com N Y SE : M U R 2 5 Looking Ahead

2 6 www.murphyoilcorp.com NYSE: MUR 26 Leaning Into Challenges – Murphy Priorities Reducing G&A to create a flatter, single - office organization Lowering operating expenses to increase margins across oil - weighted portfolio Modeling a flatter production profile to generate excess cash flow to reduce debt as prices recover Building exploration portfolio with long - term upside Upholding health and safety of employees, contractors and the communities in which we work

2 7 www.murphyoilcorp.com N Y SE : M U R 2 7 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER INVESTOR UPDATE JUNE 2020

2 8 www.murphyoilcorp.com NYSE: MUR 28 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 Reserves Summary 4 Current Hedging Positions 5 Current Financial Position 7 Environmental, Social and Governance 6 Acreage Maps

2 9 www.murphyoilcorp.com NYSE: MUR 29 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

3 0 www.murphyoilcorp.com NYSE: MUR 30 EBITDA and EBITDAX Murphy defines EBITDA as net income attributable to Murphy 1 before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as net income attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense. Management believes that EBITDA and EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders. EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions Three Months Ended – Mar 31, 2020 Three Months Ended – Mar 31, 2019 Net income (loss) attributable to Murphy (GAAP) (416.1) 40.2 Income tax expense (benefit) (91.5) 10.8 Interest expense, net 41.1 46.1 DD&A expense 286.2 212.1 EBITDA attributable to Murphy (Non - GAAP) (180.3) 309.2 Exploration expense 20.1 32.5 EBITDAX attributable to Murphy (Non - GAAP) (160.2) 341.7 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

3 1 www.murphyoilcorp.com NYSE: MUR 31 ADJUSTED EBITDA Murphy defines Adjusted EBITDA as income from continuing operations attributable to Murphy 1 before interest, taxes, depreciation and amortization (DD&A), impairment expense, foreign exchange gains and losses, mark - to - market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDA is used by management to evaluate the company’s operational performance and trends between periods and relative to its industry competitors. Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions, except per BOE amounts Three Months Ended – Mar 31, 2020 Three Months Ended – Mar 31, 2019 EBITDA attributable to Murphy (Non - GAAP) (180.3) 309.2 Impairment of assets 866.4 - Mark - to - market (gain) loss on crude oil derivative contracts (358.3) - Mark - to - market (gain) loss on contingent consideration (59.2) 13.5 Accretion of asset retirement obligations 10.0 9.3 Discontinued operations loss (income) 4.9 (49.8) Inventory loss 4.8 - Foreign exchange (gains) losses (4.7) 2.6 Unutilized rig charges 3.5 - Business development transaction costs - 12.5 Write - off of previously suspended exploration wells - 13.2 Adjusted EBITDA attributable to Murphy (Non - GAAP) 287.1 310.5 Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels) 17,071 13,497 Adjusted EBITDA per BOE (Non - GAAP) 16.82 23.01 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

3 2 www.murphyoilcorp.com NYSE: MUR 32 ADJUSTED EBITDAX Murphy defines Adjusted EBITDAX as income from continuing operations attributable to Murphy 1 before interest, taxes, depreciation and amortization (DD&A), exploration expense, impairment expense, foreign exchange gains and losses, mark - to - market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDAX is used by management to evaluate the company’s operational performance and trends between periods and relative to its industry competitors. Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions, except per BOE amounts Three Months Ended – Mar 31, 2020 Three Months Ended – Mar 31, 2019 EBITDAX attributable to Murphy (Non - GAAP) (160.2) 341.7 Impairment of assets 866.4 - Mark - to - market loss (gain) on crude oil derivative contracts (358.3) - Mark - to - market loss (gain) on contingent consideration (59.2) 13.5 Accretion of asset retirement obligations 10.0 9.3 Discontinued operations loss (income) 4.9 (49.8) Inventory loss 4.8 - Foreign exchange losses (gains) (4.7) 2.6 Unutilized rig charges 3.5 - Business development transaction costs - 12.5 Adjusted EBITDAX attributable to Murphy (Non - GAAP) 307.2 329.8 Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels) 17,071 13,497 Adjusted EBITDAX per BOE (Non - GAAP) 17.99 24.44 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

3 3 www.murphyoilcorp.com NYSE: MUR 33 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding & development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

3 4 www.murphyoilcorp.com NYSE: MUR 34 As of December 31, 2019 Crude Oil NGLs Natural Gas Total Proved Developed (Millions of Barrels) (Billions of Cubic Feet) (Millions of Barrels Equivalent) United States 187.3 25.6 246.0 253.9 Canada 25.1 1.9 1,026.7 198.1 Other 1 0.8 0.0 0.0 0.8 Total Proved Developed 213.2 27.5 1,272.7 452.8 Proved Undeveloped United States 168.3 26.4 161.4 221.6 Canada 20.2 1.4 626.2 126.0 Other 1 0.0 0.0 0.0 0.0 Total Proved Undeveloped 188.5 27.8 787.6 347.6 Total Proved 401.7 55.3 2,060.3 800.4 Reserves Summary 50% 7% 43% 36% 38% 26% Eagle Ford Shale Canada Onshore NA Offshore Crude oil NGL Natural gas 800 MM BO E 57% Liquids - W e i g h t ed Crude Oil NGL Natural Gas US Onshore Canada Onshore NA Offshore 1 Other includes asset held for sale Note: Reserves are based on SEC year - end 2019 third - party audited proved reserves and exclude noncontrolling interest By Area 2019 Proved Reserves By Product Mix

3 5 www.murphyoilcorp.com NYSE: MUR 35 Current Hedging Positions United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 45,000 $56.42 4/1/2020 4/30/2020 WTI Fixed Price Derivative Swap 65,000 $47.20 5/1/2020 6/30/2020 WTI Fixed Price Derivative Swap 45,000 $56.42 7/1/2020 12/31/2020 Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 59 C$2.81 4/1/2020 12/31/2020 Natural Gas Fixed Price Forward Sales at AECO 25 C$2.62 1/1/2021 12/31/2021 * As of May 5, 2020

3 6 www.murphyoilcorp.com NYSE: MUR 36 0 5 0 0 1 , 000 1 , 500 2 , 000 N o tes Drawn RCF Undrawn RCF • $2.8 BN senior notes outstanding, excluding capital leases • $170 MM drawn on $1.6 BN unsecured senior credit facility • Total liquidity $1.8 BN • $407 MM of cash and cash equivalents • 38% total debt to cap • 34% net debt to cap Current Financial Position As of March 31, 2020 Note Maturity Profile $MM * As of March 31, 2020 Maturity Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.8% Weighted Avg Years to Maturity 7.5 10 Year 20 Year 30 Year

3 7 www.murphyoilcorp.com NYSE: MUR 37 Eagle Ford Shale Peer Acreage OIL CONDENSATE G A S M urph y EOG Lewis/BP ConocoPhilli p s Marathon EP Energy Ensign Ovintiv Callon Chesapeake Sanchez BP Equinor Sundance

3 8 www.murphyoilcorp.com NYSE: MUR 38 Eagle Ford Shale Murphy Spacing vs Peers 20 0 M il e s Murphy Other Operators Karnes Typical Murphy Spacing LEFS ~250 - 500’ CHK Offset Spacing LEFS ~350’ to 1000’ Tilden Typical Murphy Spacing LEFS ~350’ to 800’ CHK Offset Spacing LEFS ~300’ to 800’ SE Offset Spacing LEFS ~ 250’ to 300’ MRO Offset Spacing LEFS ~250’ to 600’ COP Offset Spacing LEFS ~250’ to 600’ DVN Offset Spacing LEFS ~250’ to 500’ EOG Offset Spacing LEFS ~250’ to 500’ Catarina Typical Murphy Spacing LEFS ~300’ to 600’

Kaybob Duvernay
Peer Acreage


SHELL
OVINTIV
PARAMOUNT
CENOVUS
CHEVRON
XTO
REPSOL
KAYBOB EAST
KAYBOB WEST
KEYERA SIMONETTE
SAXON
SEMCAMS KAYBOB
PLACID
Fox Creek
6 Miles
DVRN Rights 70/30 MUR/ATH
Paramount
Repsol
XTO
Shell
Chevron
Ovintiv
Cenovus
Open Crown - DVRN
Other Leased - DVRN
JV Area
Battery
Facility

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
39

Tupper Montney

Peer Acreage



Dawson Creek
0
Miles
10
Advantage Montney Crown Land
Arc Montney Crown Land
Birchcliff Montney Crown Land
Ovintiv Montney Crown Land
Tourmaline Montney Crown Land
Shell Montney Crown Land
Other Competitor Montney Crown Land
Open Crown - Montney
Murphy Montney Land
Dry Gas Limit
TCPL Pipeline
Alliance Pipeline
Murphy Pipeline
Battery
Facility

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
40

Placid Montney

Peer Acreage



HAMMERHEAD
TANGLE CREEK
CNRL
PARAMOUNT
KAYBOB EAST
CENOVUS
KAYBOB WEST
CHEVRON
Fox Creek
KEYERA SIMONETTE
SAXON
SEMCAMS KAYBOB
Condensate Limit
OVINTIV
XTO
PLACID
DELPHI
Dry Gas Limit
6 Miles
MONT Rights 70/30 MUR/ATH
Cequence
Cenovus
Hammerhead
Chevron
CNRL
Delphi
Ovintiv
Open Crown - Mont
Other Leased - Mont
Paramount
Tangle Creek
XTO
Non-Operated Area
Battery
Facility

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
41

4 2 www.murphyoilcorp.com NYSE: MUR 42 Asset PRODUCING ASSETS Operator Murphy WI 1 Cascade Murphy 80% Chinook Murphy 80% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 48% Lucius Anadarko 9% Marmalard Murphy 27% Marmalard East Murphy 68% Medusa Murphy 48% Neide r m e y e r Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets Murphy Assets Offshore Platform FPSO GC WR EW KC GB MC DC AT LL LU HE VK DD Lucius Cascade/Chinook Cascade St. Malo Chinook Samurai Khaleesi/Mormont Habanero Front Runner Powerball Ourse Kodiak C a lli ope Son of Bluto II Nearly Headless Nick Neidermeyer Marmalard Dalmatian M edu sa Delta House M iles 5 0 0

Offshore Mexico
Salina Basin, Mexico

Block 5 Overview

- Murphy 40% (Op), Petronas 30%, Wintershall Dea 30%
- 34 leads / prospects
- Mean to upward gross resource potential
  - 800 MMBO – 2,000 MMBO
- Proven oil basin in proximity to multiple oil discoveries

Block 5 Prospects



Alamos
Morelia
TzinTzunTzan
Salvatierra
Orizaba
Candela
Metepec
Calvillo
Mitla
Batopillas
Arteaga
Sayulita
Mazunte
Bat East
Cosala
Mocorito
Tacambaro
Loreto
Viesca
Viesca East
Taxco
Linares
Cristobal
Oceania
Tula
Palazada
Bacalar
Toci
Corzo
Comitan
Zacatlan
Comala
Cholula
Izamal
Miocene
Oligocene
Eocene
Mesozoic
Late Miocene Development Area

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
www.murphyoilcorp.com
NYSE: MUR
43

4 4 www.murphyoilcorp.com NYSE: MUR 44 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% • ~400 MMBOE remaining resource potential on blocks 15 - 1/05 and 15 - 2/17 Block 15 - 1/05 • Received approval of the retained area and the Lac Da Vang (LDV) development area • LDV field development plan submission targeted for 3Q 2020 • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Block 15 - 2/17 • Finalizing joint operating agreement (JOA) • Seismic data reprocessing plans ongoing Vietnam Cuu Long Basin, Vietnam Murphy WI Block Murphy Block Discovery Other Discovery / Producing Field Cuu Long Basin 0 1 0 M iles VIETNAM Block 15 - 2/17 L D T D isco very L DN L D V D evelop m ent Block 15 - 1/05 1 0 LDT Discovery LDN D isco ve r y Block 15 1/05 LDV D evel op me nt HSB Discovery

4 5 www.murphyoilcorp.com NYSE: MUR 45 Effective Governance Supports Long - Term Financial Strength Long - term industry, operating and HSE expertise Separate CEO and Chairman 12 out of 13 directors are independent Board of Directors elected with average vote of 99% over past 5 years Health, Safety and Environmental Committee established in 1994 • Worldwide HSE policy and management system applied to every employee, contractor and partner Safety metrics in annual incentive plan performance since 2008 Environmental metrics in annual incentive plan performance since 2016 Climate change focus • Emissions forecasting in long - term planning improves full - cycle asset management • Developed guiding principles for climate change Expert and Independent Board ESG Management 7 5 % ISS Governance Score vs Peer Average

4 6 www.murphyoilcorp.com NYSE: MUR 46 Mitigating Risk Through Sustainable Environmental Operations 0.36 average TRIR over past 5 years Eagle Ford Shale well work 5.7 years lost time incident free Gulf of Mexico 7.7 years lost time incident free One IOGP* recordable spill in 2019, equaling rate of 1.2 BBLS per MMBOE Gulf of Mexico IOGP spill free since 2014 Recycle majority of produced water in Tupper Montney 50% reduction in GHG emissions anticipated from 2018 – 2020 Potential for long - term reductions with natural gas - fueled frac pumps in NA Onshore * IOGP – International Association of Oil & Gas Producers Internal targets for incident rate, spill rate and emissions drive continual improvement Proud member of Environmental Management GHG Emissions Reduction Safe Operations

4 7 www.murphyoilcorp.com NYSE: MUR 47 In the Workplace In the Community Employee and Community Investments Support Stable Operations Human Capital Initiatives • Reviewing pay equity annually across employee groups and the organization • Offering training and development through a variety of platforms to empower employees individually and professionally • Partnering with external organizations to target diverse talent pools Employee Engagement • Solicit ongoing feedback and increase employee engagement through Ambassador program • Ongoing review of benefit enhancements to attract and retain top talent • Support employee communications with company - wide quarterly town halls Culture Assimilation • Corporate culture affirmed through internal Mission, Vision, Values and behaviors program • Employee performance reviews include alignment with corporate behavior policies United States and Canada • El Dorado Promise • Tuition scholarship provided to El Dorado High School graduates • Benefitted more than 2,600 students since inception • College enrollment rate surpasses state and national levels • United Way • Partners for more than 50 years • Over $15 MM contributed in past 20 years across multiple locations • >90% employee participation company - wide International • Process in place for new country entry • Includes assessment of ESG risks and social impact • Community consultation processes • Supporting local suppliers and initiatives • Threshold investment targets for local content

4 8 www.murphyoilcorp.com N Y SE : M U R 4 8 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER INVESTOR UPDATE JUNE 2020